(Revenue Stamps)                    Duplicate
                             Memorandum of Amendment
                  Contract of Permission for Operating Business
         Selling Duty Free Merchandise and Leasing Spaces for Operation
              Bangkok International Airport, and Regional Airports
                    Contract No. 6-04/2539 dated 6 March 1996
                                   Amendment 2

This memorandum is made at the Airports Authority of Thailand on 10 November 2000, between the Airports Authority of Thailand, represented by Flight Lieutenant Usar Borisuth, Deputy Managing Director, Acting Managing Director of the Airports Authority of Thailand, hereinafter called "AAT" of one part, and King Power Duty Free Co., Ltd., registered as a juristic person Company Limited under the Civil and Commercial Code, with the head office at 26th-27th Floors, Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, represented by Mr. Viratana Suntaranond, the person empowered to enter juristic act binding King Power Duty Free Co., Ltd. according to the Certificate No. Phor.Hor. 0014574 dated 7 September 2000, issued by the Office of Partnership/Company Registration, Bangkok, hereinafter called the "Operator" of the other part.

Whereas AAT has granted a permission to the Operator to operate the business of selling duty free merchandise and to lease the premises for operation at Bangkok International Airport and the regional airports, for a period of five years, from 1 January 1997 to 31 December 2001, according to the Contract No. 6-04/2539 dated 6 March 1996;

And whereas AAT has permitted the Operator to lease additional space, namely zone No. 3267 B, covering an area of 11 square metre, and zone No. 3267 C, covering an area of 11 square metre, in the International Passenger Terminal 1, the Bangkok International Airport, for selling gold and jewelry accessories, effective 1 October 2000.

Therefore, AAT and the Operator agree to enter into this memorandum, as follows:

1. AAT agrees to permit the Operator to lease additional space in the Bangkok International Airport for operating the business of selling imported gold and jewelry accessories, covering the total area of 22 square metre, whereby the Operator agrees to pay the rents to AAT at Baht 750.00 per square metre/month, the service fee for use of services in the airport building at 15% of the monthly rents, and the building and land taxes at 12.5% of the monthly rents, and the monthly minimum remuneration for permission to operate the business of selling duty free merchandise according to the Contract No. 6-04/2539 dated 6 March 1996, to AAT in proportion to the increased area of operation, as follows :

         Year 2000, from 1 January 2000 to 31 December 2000, Baht 28,458.56 (Twenty Eight Thousand Four Hundred Fifty-Eight Baht Fifty-Six Satang) per square metre/month

         Year 2001, from 1 January 2001 to 31 December 2001, Baht 29,437.25 (Twenty Nine Thousand Four Hundred Thirty-Seven Baht Twenty-Five Satang) per square metre/month

2. Sheet No. 2 of Appendix A of the Contract No. 6-04/2539 dated 6 March 1996, which has been amended by the Memorandum of Amendment No. 1 dated 11 July 2000, shall be repealed and replaced with Sheet No. 1 of Appendix A of this memorandum, and the attached Chart shall be added as Sheet No. 40 of Appendix A of the Contract No. 6-04/2539 dated 6 March 1996.

3. The contents of the Contract No. 6-04/2539 dated 6 March 1996, besides Clause 1 and Clause 2 of this memorandum, shall remain valid.

4.       This memorandum is effective retroactively to 1 October 2000.

This agreement is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses and each retaining one copy.

                                        (Seal of King Power Duty Free Co., Ltd.)

                     AAT                                   Operator
                     ---                                   --------


                  - signed -                              - signed -
       (Flight Lieutenant Usar Borisuth)          (Mr. Viratana Suntaranond)



                    Witness                                 Witness
                    -------                                 -------


                  - signed -                              - signed -
             (Mr. Krit Phakhakit)             (Miss Sarinthon Chongchaidejwong)


                                                                      Appendix A
                                                                     (40 sheets)
              Details of Location of the Leased Premises, Rents,        Page 1
              --------------------------------------------------
                        Charges, Lease Period and Chart
                        -------------------------------
             Memorandum of Amendment of Contract for Permission for
             -------------------------------------------------------
         Selling Duty Free Merchandiseand Lease of Business Premises at
         --------------------------------------------------------------
               Bangkok International Airport and Regional Airports
               ---------------------------------------------------
                    Contract No. 6-04/2539 dated 6 March 1996
                    -----------------------------------------
                                   Amendment 2
                                   -----------


-----------------------------------------------------------------------------------------------------------------------
                                   Area    Rents       Rent      Service Fee  Building/          Lease Period
       Leased Premises             Sqm.   Baht/Sqm.  Baht/Month  Baht/Month   Land Tax
                                          Per month                           Baht/Month      From              To
--------------------------------  ------  ---------  ----------  -----------  ----------  -------------  -------------

-  Zone No. 1363 A                 43.50    750.00    32,625.00     4,893.75    4,078.13   1 Oct. 2000    31 Dec. 2001
-  Zone No. 1363 B                  7.20    750.00     5,400.00       810.00      675.00   1 Oct. 2000    31 Dec. 2001
-  Zone No. 1749 A                 75.00    750.00    56,250.00     8,437.50    7,031.25   1 Oct. 2000    31 Dec. 2001
-  Zone No. 2237 A                133.50    750.00   100,125.00    15,018.75   12,515.63   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3267 B                 11.00    750.00     8,250.00     1,237.50    1,031.25   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3267 C                 11.00    750.00     8,250.00     1,237.50    1,031.25   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3303 C                 36.00    750.00    27,000.00     4,050.00    3,375.00   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3342 A                646.00    750.00   484,500.00    72,675.00   60,562.50   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3342 A/1, Upstairs    340.50    750.00   255,375.00    38,306.25   31,921.88   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3715 A                295.00    750.00   221,250.00    33,187.50   27,656.25   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3715 B                 29.50    750.00    22,125.00     3,318.75    2,765.63   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3265 P                246.00    750.00   184,500.00    27,675.00   23,062.50   1 Oct. 2000    31 Dec. 2001
-  Zone No. 3715 C                  2.50    750.00     1,875.00       281.25      234.48   1 Oct. 2000    31 Dec. 2001

----------------------------------------------------------------------------------------------------------------------
